Tim Leuliette February 25, 2014 2014 Investor Day Exhibit 99.1

Overview
Global auto supplier of climate, electronics and interiors products
Worldwide manufacturing/engineering footprint with emphasis on low-cost regions
Strategically positioned to capitalize on emerging-market growth
2013 consolidated sales of $7.4 billion
$4.9 Billion
Climate Interiors Electronics
Visteon Today
$1.5 Billion
($3.0 Billion w/ YFVE Consolidation
and JCI Acquisition)
$1.3 Billion

2013
Sales
Key Businesses
HVAC Systems
Powertrain Cooling
EV & Hybrid Battery Cooling
Compressors
Fluid Transport
Audio and Infotainment
Information and Controls
Vehicle Electronics
Cockpit Modules
Instrument Panels
Consoles
Door Trim

Visteon Continues to Deliver Value
Solid financial performance
– 2013 Adjusted EBITDA (including equity income and NCI) of $704 million, up $78 million Y/Y
Visteon business drastically simplified and easier to understand
– Contributed Climate business to Halla in Q1 2013 to create Halla-Visteon Climate Control (HVCC)
– Announced sale of YFV for net cash proceeds of ~$1.2 billion (pre-tax)
– Consolidating YFVE, through increased ownership
– Simplified corporate structure and fixed cost / SG&A reductions
Focused on two world-class, market-leading businesses
– #2 in Climate, becoming #2 in Driver Information and Controls with acquisition of JCI electronics
– Two high growth, high margin businesses with industry-leading technologies
Focused on Optimizing Visteon’s Core Business Portfolio

10.6% Climate
Interiors
Electronics 8.3%
1.9%
(1) Represents 2013 sales and Adjusted EBITDA margin (ex. equity income / NCI).
% Margin
(1)
#2 climate player globally
One of only two “full-line” suppliers
$680 million backlog
Plans in place to divest
Continue to invest in business
#3 global market position in
information and controls post
JCI acquisition
Full cockpit electronics portfolio
$4.9 Billion
$1.5 Billion
$1.3 Billion
Sales
(1)
Continue to Optimize Our Product Portfolio
Product Portfolio
Focused on Two Highest Margin Products

Climate and Electronics (Excluding Interiors and JCI Electronics)

Strong Products & Technology Driving Growth
•
At last year’s Deutsche Bank Conference, Visteon disclosed an $800 million backlog
(new incremental business net of lost business which will launch over the next 3 years)
–
99% related to core Climate and Electronics
–
48% of the backlog launched in 2013 (2013 sales projected to be over $500 million higher than 2012)
•
Visteon current three-year backlog for core Climate and Electronics stands at ~$900 million
–
$350 million in 2014, $400 million in 2015, $150 million in 2016

Strong Three–Year Backlog in Core Climate & Electronics

$149M
$7.4B
$600M
51.1M
135%
2017 Targets: The Investment Premise

Sales
Adjusted EBITDA
(2013 Definition)
‘17 vs. ‘13
31%
67%
Wt. Avg. Shares
Outstanding
(3)
(1) 2013 and 2014 exclude impact of Interiors exit and JCI Electronics acquisition.
(2) Excludes Equity Income and NCI.
(3) Assumes $500 million in share repurchases in 2014. Assumes full $875 million authorized program completed by end of 2015.
Adjusted
Free Cash Flow
(ex. impact of YFV transaction)
21%
2017E
~$350M
~$9.7B
~$1,000M
~40.2M
2013A
(1)
Adjusted
EBITDA
(2014/Peer Definition) (2)
$704M
Guidance Midpoint
(1)
2014E
$125M
$7.8B
$680M
~45.5M
Includes Interiors
Includes JCI Electronics
x x
x

Our Near Term Focus to Achieve 2017 Targets…
Maintain Focus on Core Value-Creating Assets
– Climate and Electronics businesses are market leaders
– Both exhibit higher than segment growth
Optimize Electronics
– Address Electronics’ strategy and global position and integrate JCI Electronics
– Integrate Yanfeng Electronics non-consolidated operations
Divest Interiors
– Non-core business
– Sale or alternative strategic placement of business
Drive Further Overhead Cost Savings
– Continue to execute fixed cost and SG&A cost reductions
– Achieve lean corporate overhead structure
Focused on Growing our Core Businesses and Addressing Legacy Issues
Continue to Address Legacy Issues

www.visteon.com * * * *

YH Park Feb. 25, 2014 HVCC Product / Technology Strategy

HVCC at a glance - Video Page 2

Financial Highlights

Financial Highlights FY 2013 Financial Results
2013 Sales Breakdown
Strong growth profile with $680 million backlog
– 7% sales CAGR between 2014 and 2017
– China sales now exceed $900 million annually
Strong balance sheet, with net cash position
Stock price up 64% in 2013
(Dollars in Millions)
2013
B/(W)
‘12
Sales
$4,871
+14%
Adjusted
EBITDA
(1)
$514
+21%
% Margin
(1)
10.6%
By Product By Region By Customer
(1) Excludes equity income and non-controlling interests.    (2) Multiple customers all under 2% share

Positioned for Growth
Clear #2 global climate player, with 13% market share
Leading product and technology portfolio
One of only two “full-line” suppliers
Customer-focused solutions provider with a worldwide presence
Global manufacturing footprint supporting OEMs
Gaining share in growing markets

A World-Class Climate Organization

Global Footprint

Market Countries
# of MFG
(%)
Emerging
China 10
South Asia
4
Eastern Europe/Russia 7
Mexico/South America 5
Subtotal
26
74%
35 Manufacturing Facilities and Four Technical Centers
Headquarters: Daejeon, Korea

Automotive Climate Control Systems Page 6 One of Two Full-Line Systems Providers

Fuel Economy Page 7 A/C System Operation Impacts Fuel Economy

Regulations

Strict  Fuel Economy Standards and  Emissions-Related Regulations
* EPA : Environmental Protection Agency
* NHTSA : National Highway Traffic Safety Administration
* CAFE: Corporate Average Fuel Economy
* Legislated by EPA and NHTSA
* Legislated by Chinese and Japanese governments * Legislated by EU Committee

Market Drivers and Trends
Demand increase for
HEV / EV / FC
Alternative refrigerant
systems
R744 and R1234yf
Cabin air quality
Comfort control
Reduced noise, vibration
and harshness (NVH)
High efficiency system for
fuel economy
Engine downsizing
with turbo charger
Weight reduction
Heat recovery
Stop-Start

Solutions That Address Market and Industry Demands

Products Delivering Value Today
Conventional products to meet
regulations:
–
Direct contribution
Metal Seal Fitting
R744 System
1234yf System
–
Indirect contribution
Variable Compressor
Internal Heat Exchanger (HEX)
Improved Condenser and Evaporator

Conventional Market Appreciated Products

Thermal Energy Management Solutions Page 11

HVCC Technology Roadmap Page 12

HVCC: World-Class, Innovative Product Portfolio
IHX Sub-Cooled Water Cooled Condenser
IHX Sub-Cooled Water Cooled Condenser

Mechanism
• Water cooled condenser provides better cooling
performance, compared to conventional air cooled
condensers
• IHX cools down again refrigerant that is already cooled
by water cooled condenser
Customer Benefit
• Compressor power consumption reduced by 20%
Provides additional 1.1 g/mile CO2
credits to customers
• Integration of IHX with water cooled condenser
World’s first
IHX : Internal Heat Exchanger

HVCC: World-Class, Innovative Product Portfolio
High Resolution IR Sensor
Adaptive Temperature Control Using High Resolution IR Sensor

Mechanism
The infrared red sensor:
• Detects a human body separate from cabin with
increased accuracy
• Analyzes vehicle occupants (e.g., number of passengers,
seating area, height, weight, clothes, body heat, etc.) to
optimize and fully automate the climate control
Customer Benefit
• Offers customized passenger thermal comfort
• Improves fuel efficiency 3%
2013 award for excellence in new technology by HMG
IR Sensor : Infrared Sensor

HVCC: World-Class, Innovative Product Portfolio
Centrifugal Air Compressor
Centrifugal Air Compressor

Mechanism
• Provides compressed and pressurized air as needed to
the fuel cell stack to create a hydrogen chemical reaction
Customer Benefit
• 17% improvement of performance, compared to screw
type for a 2% fuel efficiency improvement
• Compact size and weight
• Operates at high rotating speeds with low noise
Fuel cell: powers fuel cell vehicle

Industry Technology Achievements Page 16 Centrifugal Air Compressor Zero Waste Dispense Compressor Coating Metal Seal Fitting Wavy Blade Fan Industry Recognition for Innovative Technology Development

Summary
Market-leading and differentiated solutions
Ready to earn maximum U.S. regulation A/C credits
Focused on delivering innovative solutions that are eco-friendly, efficient and deliver comfort
Above market growth through customer diversification and continuous stream of new products
Margin performance based on operational efficiency and technical innovation

Automotive Thermal Energy Management Solution Provider

www.visteon.com * * * *

Martin Thall President Electronics Group February 25, 2014 Visteon Electronics

Our World Is Changing Page 2

Visteon Electronics: Financial Highlights

Visteon Electronics Today FY 2013 Sales
2013 Pro Forma Sales Breakdown (Post JCI Acquisition)
Strong global market position in cockpit ecosystem, with
above market growth and industry leading technology
2012 to 2017 12% revenue CAGR forms solid foundation
for value creation
YFVE consolidation and acquisition of JCI Electronics
will transform Visteon Electronics to one of three large
consolidators in exploding cockpit ecosystem along with
Conti and Denso
By Product By Region By Customer
(1) Excludes equity income and non-controlling interests.
Pro Forma for YFVE
and JCI Acquisition
Visteon as Reported

Visteon Electronics Competitive Position
Visteon is Positioned to Be One of the Major Forces in the HMI Conversion of the Vehicle to the
“Largest Mobile Device a Consumer Will Ever Purchase”
Please see important disclosures regarding “Forward Looking Information”
Cockpit Electronics
Combined
22%
Driver Information
Displays
Combined
31%
Instrument Clusters
Combined
19%
Combined
10%
Pro Forma Market Share
Key Visteon Cockpit Electronics Markets

Cockpit Electronics Market

Infotainment
growth forecast
shifts
to entry/mid systems (26% in 2014)
Color Display
Market Value $
16%
CAGR
2014-’17
Connectivity
Devices in
2020 exceed
40M / year.
25%
Heads Up Display
Goes Mainstream
>25% CAGR
Sources: Visteon global display and infotainment forecast Feb 2014, Visteon consumer research Oct 2013, GSMA/SBD telematics forecast Feb 2014, Strategy Analytics Metrix forecast Feb 2014

Page 7 Information and Controls Portfolio Instrument Clusters Climate Controls Control Panels Displays LightScape™ | | Reconfigurable High Resolution Color Display Launched in January 2014 @ CES2014

Audio and Infotainment Portfolio
Audio
Head Units
Infotainment
Connectivity
Solutions
Audio
Components
OpenAir™
HMI Command
& Control
Open
Architecture
Access Off-board
content & services
| |
Launched in January 2014
@ CES2014

Connected Services Market

Sources: Visteon infotainment & connectivity forecast Feb 2014, Cisco IBSG practice Connected Vehicle Report, Frost and Sullivan Connected Car Big data Webinar Jan 2014, Microsoft Security
Intelligence Report, Panda Security, Consumer Reports, GSMA/SBD telematics forecast Feb 2014, Strategy Analytics Metrix forecast Feb 2014
$30B
by
2018

Connected Car Architecture
Mobile
Network
Data Center
Internet
Services
Wi-Fi
& Bluetooth
2G, 3G,
4G/LTE
2G,3G,
4G/LTE
Antenna
Wireless
Gateway
Infotainment &
User Interface
Consumer’s
Smartphone
Cockpit Electronics
Connected Services

Connected Car Services Page 11

Why Visteon Electronics? Leveraging strengths in Human Machine Interfaces and Connectivity with a Focus on Safety Page 12

www.visteon.com * * * * * * *